SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 2, 2003

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2160 SATELLITE BLVD., SUITE 200, DULUTH, GEORGIA	30097

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(770) 495-5100

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

160 BEN BURTON ROAD, BOGART, GEORGIA 30622

(FORMER ADDRESS)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro Forma Financial Statements

Not Applicable

(c)	Exhibits

99.1 Press Release of Roper Industries, Inc. (the “Company”) dated September 2, 2003.

ITEM 9.     REGULATION FD DISCLOSURE

The information contained in this Item 9 is being furnished to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K, “Disclosure of Results of Operation and Financial Condition,” as directed in Release No. 34-47583.

On September 2, 2003, the Company issued a press release containing information about the Company’s results of operations for the quarter ended July 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The press release presented non-GAAP financial information that the Company believes is useful because it allows investors to perform meaningful comparisons of the Company’s results for 2002 and 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

(Registrant)

BY: /s/ Martin S. Headley

Martin S. Headley, Vice President, Chief Financial Officer	Date: September 2, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated September 2, 2003